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                                                                 EXHIBIT (23)(A)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in this registration statement on Form S-4 (File No. 33-40185) of our report dated October 7, 1997, on our audits of the consolidated financial statements and financial statement schedule of Laidlaw Environmental Services, Inc., which report is incorporated by reference in the Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Experts."



                                                 /s/ COOPERS & LYBRAND


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Charlotte, North Carolina


November 24, 1997